UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2017

Camping World Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkway Drive, Suite 270 Lincolnshire, IL 60069		60069
(Address of Principal Executive Offices)		(Zip Code)

(847) 808-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

As previously disclosed, on May 5, 2017, CWI, Inc. (“Camping World”), an indirect subsidiary of Camping World Holdings, Inc., entered into an asset purchase agreement (the “Agreement”) to purchase certain assets of Gander Mountain Company (“Gander Mountain”) and its Overton’s, Inc. (“Overton’s”) boating business (the “Acquisition”). On May 26, 2017, the Acquisition closed as contemplated by the Agreement.

Gander Mountain previously filed for Chapter 11 bankruptcy protection on March 10, 2017. On April 27, 2017 and April 28, 2017, Camping World participated in a bankruptcy auction for the aforementioned assets and was chosen as the winning bidder at the conclusion of the auction on April 28, 2017. Simultaneously, a group of liquidators was chosen as the winning bidder to be retained as the agent for Gander Mountain to conduct liquidation sales at substantially all of Gander Mountain’s existing stores. On May 4, 2017, the transaction was approved by the United States Bankruptcy Court for the District of Minnesota.

As contemplated by the Agreement, Camping World purchased Overton’s inventory for an amount equal to cost, in cash, which was approximately $12.0 million, plus approximately $22.1 million in cash for certain other assets, such as the right to designate any real estate leases for assignment to Camping World or other third parties, other agreements Camping World elects to assume, intellectual property rights, operating systems and platforms, certain distribution center equipment, the Gander Mountain and Overton’s ecommerce businesses and fixtures and equipment for Overton’s retail and corporate operations. Upon closing, Camping World also assumed certain liabilities, such as cure costs for leases and other agreements it elected to assume, accrued time off for employees retained by Camping World and retention bonuses payable to certain key Gander Mountain employees retained by Camping World. In addition to the various assets acquired upon closing, as previously disclosed, Camping World has committed to assume no fewer than 15 additional Gander Mountain real estate leases, and Camping World has until October 6, 2017 to determine which additional real estate leases Camping World wants to assume and which real estate leases Camping World wants to assign to third parties. Camping World’s current goal is to operate 70 or more locations. Camping World financed the Acquisition and intends to finance the re-opening and initial working capital needs of these retail locations, along with the assumption of certain liabilities as described above, with cash on hand, along with additional capital from equity or debt financings, which may include proceeds from Camping World Holdings, Inc.’s previously announced offering of shares of its Class A common stock, which is expected to close on May 31, 2017, subject to the satisfaction of customary closing conditions.  This Current Report shall not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing description of the terms of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full agreement attached as Exhibit 10.1 and incorporated herein by reference.

The Agreement has been filed with this report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Camping World or Gander Mountain. The representations, warranties and covenants contained in the Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such Agreement, and may be subject to important limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Camping World Holdings, Inc. and other matters. All statements other than statements of historical facts contained in this Current Report should be considered forward-looking statements. Statements regarding Camping World’s commitment to assume additional real estate leases from Gander Mountain, and Camping World’s determination with regard to the subsequent assumptions and assignments thereof, as applicable; business strategy and plans and objectives of management for future operations, including with respect to the assets and operations of the Gander Mountain and Overton’s boating business and the number of locations management expects to operate based on the foregoing assets and operations; financing of the re-opening and initial working capital needs of retail locations, along with the assumption of certain liabilities; and

timing of closing of Camping World Holdings, Inc.’s previously announced offering of shares of its Class A common stock, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expects,’’ ‘‘plans,’’ ‘‘anticipates,’’ ‘‘could,’’ ‘‘intends,’’ ‘‘targets,’’ ‘‘projects,’’ ‘‘contemplates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘predicts,’’ ‘‘potential’’ or ‘‘continue’’ or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, without limitation, additional funds that may be required in connection with re-opening and operating existing Gander Mountain retail locations; our inability to renegotiate real estate leases for Gander Mountain retail locations on terms that are acceptable to us; risk that the re-opening of Gander Mountain retail locations may not occur within the time frame we anticipate or at all; risk that combining Gander Mountain (including Overton’s) with Camping World may be more difficult, costly or time consuming than expected and the anticipated benefits and cost savings of the transaction may not be fully realized; business uncertainties related to the Acquisition; risk that the obligations and liabilities of Gander Mountain (including Overton’s) may be greater than anticipated; potential litigation costs relating to products that we intend to sell after re-opening Gander Mountain retail locations, particularly firearms and ammunition; the availability of financing to us and our customers; fuel shortages, or high prices for fuel; the well-being, as well as the continued popularity and reputation for quality, of our manufacturers; general economic conditions in our markets and ongoing economic and financial uncertainties; our ability to attract and retain customers; competition in the market for services, protection plans, products and resources targeting the RV lifestyle or RV enthusiast; our expansion into new, unfamiliar markets as well as delays in opening or acquiring new retail locations; unforeseen expenses, difficulties, and delays frequently encountered in connection with expansion through acquisitions; our failure to maintain the strength and value of our brands; our ability to successfully order and manage our inventory to reflect consumer demand in a volatile market and anticipate changing consumer preferences and buying trends; fluctuations in our same store sales and whether they will be a meaningful indicator of future performance; the cyclical and seasonal nature of our business; our ability to operate and expand our business and to respond to changing business and economic conditions, which depends on the availability of adequate capital; the restrictive covenants in our existing senior secured credit facilities and our floorplan financial facility; our reliance on three fulfillment and distribution centers for our retail, e-commerce and catalog businesses; natural disasters, whether or not caused by climate change, unusual weather condition, epidemic outbreaks, terrorist acts and political events; our dependence on our relationships with third party providers of services, protection plans, products and resources and a disruption of these relationships or of these providers’ operations; whether third party lending institutions and insurance companies will continue to provide financing for RV purchases; our inability to retain senior executives and attract and retain other qualified employees; our ability to meet our labor needs; our inability to maintain the leases for our retail locations or locate alternative sites for our stores in our target markets and on terms that are acceptable to us; our business being subject to numerous federal, state and local regulations; regulations applicable to the sale of extended service contracts; our dealerships’ susceptibility to termination, non-renewal or renegotiation of dealer agreements if state dealer laws are repealed or weakened; our failure to comply with certain environmental regulations; climate change legislation or regulations restricting emission of ‘‘greenhouse gases;’’ a failure in our e-commerce operations, security breaches and cybersecurity risks; our inability to enforce our intellectual property rights and accusations of our infringement on the intellectual property rights of third parties; our inability to maintain or upgrade our information technology systems or our inability to convert to alternate systems in an efficient and timely manner; disruptions to our information technology systems or breaches of our network security; Marcus Lemonis, through his beneficial ownership of our shares directly or indirectly held by ML Acquisition Company, LLC and ML RV Group, LLC, has substantial control over us and may approve or disapprove substantially all transactions and other matters requiring approval by our stockholders, including, but not limited to, the election of directors; the exemptions from certain corporate governance requirements that we will qualify for, and intend to rely on, due to the fact that we are a ‘‘controlled company’’ within the meaning of the New York Stock Exchange, or NYSE, listing requirements; and whether we are able to realize any tax benefits that may arise from our organizational structure and any redemptions or exchanges of CWGS, LLC common units for cash or stock.  You should carefully consider these and other important factors described under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, on March 31, 2017, and our other filings with the SEC, which could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise.  You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and filings with the Securities and Exchange Commission.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description.
10.1

Asset Purchase Agreement, dated as of May 5, 2017, by and among CWI, Inc., Gander Mountain Company and the other parties signatory thereto (incorporated by reference to Exhibit 10.1 to the Form 8-K of Camping World Holdings, Inc. as filed on May 8, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

By:	/s/ Thomas F. Wolfe
Name:	Thomas F. Wolfe
Title:	Chief Financial Officer and Secretary

Date: May 30, 2017

Exhibits Index

Exhibit No.	Description.
10.1

Asset Purchase Agreement, dated as of May 5, 2017, by and among CWI, Inc., Gander Mountain Company and the other parties signatory thereto (incorporated by reference to Exhibit 10.1 to the Form 8-K of Camping World Holdings, Inc. as filed on May 8, 2017).